QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.3

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Venator Materials PLC on Form S-1 of our report dated June 9, 2014 related to the combined financial statements of Titanium Dioxide Pigments and Other Businesses of Rockwood Holdings, Inc. as of and for the years ended December 31, 2013 and 2012, appearing in Registration Statement No. 333-221756.

/s/ Deloitte & Touche LLP

Houston, Texas
November 29, 2017

QuickLinks

  Exhibit 23.3
CONSENT OF INDEPENDENT AUDITORS